Exhibit 10.5

FORM OF LOCK-UP AGREEMENT

This Lock-Up Agreement (this “Agreement”) is dated as of [ ], 2026, by and among TriGemX Bio, Inc., a Delaware corporation (“PubCo”) (formerly known as TCGX Acquisition Corp., a Cayman Islands exempted company, prior to its domestication as a Delaware corporation), TCGX Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), the individuals who served as independent directors of TCGX and are listed in the signature pages hereto (the “Independent Director Holders”), certain former stockholders of TriGemX Bio, Inc. (formerly known as Kallyope, Inc.), a Delaware corporation (the “Company”), who received shares of Common Stock (as defined below) pursuant to the Merger (as defined below) and are listed in the signature pages hereto (the “Company Existing Stockholders”), other persons and entities (collectively with the Sponsor, the Independent Director Holders, Company Existing Stockholders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 3 of this Agreement, the “Holders” and each, a “Holder”) and, solely for purposes of Section 12, Jefferies LLC (“Jefferies”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, PubCo is party to that certain Business Combination Agreement, dated as of [ • ], 2026 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among TCGX Acquisition Corp., a Cayman Islands exempted company (“TCGX”), TriGemX Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of TCGX (“Merger Sub”), and the Company, pursuant to which, on [ • ], 2026, TCGX de-registered in the Cayman Islands and transferred by way of continuation out of the Cayman Islands and into the State of Delaware so as to migrate to and domesticate as a Delaware corporation (the “Domestication”) and, on [ • ], 2026, Merger Sub merged with and into the Company (the “Merger” and together with the Domestication and the other transactions contemplated by the Business Combination Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of PubCo;

WHEREAS, pursuant to the Business Combination Agreement, TCGX caused the Domestication to occur in accordance with Section 388 of the DGCL and Part 12 of the Companies Act (Revised) of the Cayman Islands, in connection with which each TCGX Class A Share and TCGX Class B Share that was issued and outstanding immediately prior to the Domestication (for the avoidance of doubt, after effecting the TCGX Shareholder Redemptions) was converted into one share of common stock, par value $0.0001 per share, of PubCo (the “Common Stock”); and

WHEREAS, in connection with the Transactions, the parties hereto wish to set forth herein certain understandings between such parties with respect to restrictions on the transfer of the shares of Common Stock held by the Holders immediately after the Closing.

NOW, THEREFORE, the parties agree as follows:

1. Subject to the exceptions set forth in Section 3 and the requirements of Section 7, each Holder shall not, without the prior written consent of the board of directors of PubCo, Transfer any Lock-up Shares until the end of the Lock-up Period.

2. As used herein:

(a) the term “Lock-up Period” means the period beginning on the Closing Date and ending on the date six (6) months after the Closing Date;

(b) the term “Lock-up Shares” means any shares of Common Stock held by a Holder immediately after the Closing, not including (i) the Common Stock issued or purchased pursuant to the Investor Subscription Agreements (including any Common Stock purchased by TCG Crossover Fund III, LP in satisfaction of its forward purchase commitment), and (ii) shares of Common Stock purchased in the open market after the Closing;

(c) the term “Transfer” means (i) sell, offer to sell, contract or agree to sell, assign, transfer (including by operation of law), hypothecate, pledge, distribute, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the SEC (other than the filing of, or the inclusion of Lock-up Shares in, a resale registration statement filed pursuant to any registration rights agreement entered into in connection with the Transactions, so long as no sale or other disposition of Lock-up Shares is effected thereunder during the Lock-up Period) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to any Lock-up Shares, (ii) deposit any Lock-up Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Lock-up Shares, whether any such transaction is to be settled by delivery of such Lock-up Shares, in cash or otherwise, or (iv) publicly announce any intention to effect any transaction specified in clauses (i) through (iii); and

(d) the term “Permitted Transferees” means, prior to the expiration of the Lock-up Period, any person or entity to whom such Holder is permitted to transfer such shares of Common Stock prior to the expiration of the Lock-up Period pursuant to Section 3.

3. The restrictions set forth in Section 1 shall not apply to:

(a) a Transfer to PubCo’s officers or directors, any affiliate or family member of any of PubCo’s officers or directors, the Sponsor or any member of the Sponsor, any members or partners of the Holder or their affiliates, any affiliates of the Holder, any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the Holder or its affiliates or that shares a common investment advisor with the Holder, or any employees of such affiliates;

(b) in the case of an individual, a Transfer by gift to a member of the individual’s immediate family (as defined below), or to a trust, the beneficiary of which is the individual or a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization;

(c) in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

(d) in the case of an individual, Transfers by operation of law or pursuant to a qualified domestic relations order;

(e) in the case of an individual, Transfers to a partnership, limited liability company or other entity of which a Holder and/or the immediate family (as defined below) of such Holder are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(f) in the case of an entity, (A) Transfers to another corporation, partnership, limited liability company, trust or other business entity that is a subsidiary or an affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the undersigned, or to any direct or indirect partners, members or equity holders of such entity, or any related investment funds or vehicles controlled or managed by such persons or entities or their respective affiliates or under common control or common investment management with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, pursuant to an internal restructuring or reorganization of the undersigned, and further, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership) or (B) as part of a disposition, transfer or distribution by the undersigned to its stockholders, partners, members or other equityholders or to the estate of any such stockholders, partners, members or other equityholders;

(g) in the case of an entity that is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

(h) in the case of an entity, Transfers by virtue of the laws of the entity’s jurisdiction of formation or incorporation or the entity’s organizational documents upon dissolution of the entity;

(i) Transfers to any other Holders, any affiliates of such other Holders or their Permitted Transferees or any related investment funds or vehicles controlled or managed by such persons or entities or their respective affiliates or under common control or common investment management with the undersigned or affiliates of the undersigned;

(j) the exercise of stock options or warrants to purchase shares of Common Stock or the vesting of stock awards of Common Stock and any related transfer of shares of Common Stock to PubCo in connection therewith (x) deemed to occur upon the “cashless” or “net” exercise of such options or warrants or (y) for the purpose of paying the exercise price of such options or warrants or for paying taxes due as a result of the exercise of such options or warrants, the vesting of such options, warrants or stock awards, or as a result of the vesting of such shares of Common Stock, it being understood that all shares of Common Stock received upon such exercise, vesting or transfer will remain subject to the restrictions of this Agreement during the Lock-up Period;

(k) Transfers to PubCo pursuant to any contractual arrangement in effect at the Closing that provides for the repurchase by PubCo or forfeiture of Common Stock or other securities convertible into or exercisable or exchangeable for Common Stock in connection with the termination of the Holder’s service to PubCo;

(l) the entry, by the Holder, at any time after the Closing, of any trading plan providing for the sale of shares of Common Stock by the Holder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act, provided, however, that such plan does not provide for, or permit, the sale of any shares of Common Stock during the Lock-up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-up Period;

(m) Transfers in connection with a liquidation, merger, stock exchange, reorganization, tender offer approved by PubCo’s board of directors or a duly authorized committee thereof or other similar transaction which results in all of PubCo’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property; and

provided, however, that in the case of clauses (a) through (i), the transferee(s) of such Transfer must enter into a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the Holder and not to the immediate family of the transferee), agreeing to be bound by these Transfer restrictions. For purposes of this Section 3, “immediate family” shall mean a spouse, domestic partner, child (including by adoption), father, mother, brother or sister of a Holder, and lineal descendant (including by adoption) of such Holder or of any of the foregoing persons; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

4. For the avoidance of doubt, each Holder shall retain all of its rights as a stockholder of PubCo with respect to the Lock-up Shares during the Lock-up Period, including the right to vote any Lock-up Shares that are entitled to vote.

5. In furtherance of the foregoing, PubCo, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any Transfer of securities if such Transfer would constitute a violation or breach of this Agreement, and such purported Transfer shall be null and void ab initio. In addition, during the Lock-up Period, each certificate or book-entry position evidencing the Lock-up Shares shall be marked with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT BY AND AMONG THE ISSUER AND THE REGISTERED HOLDER OF THE SECURITIES (OR THE PREDECESSOR IN INTEREST TO THE SECURITIES). A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

6. PubCo represents that it has not entered into any side letter or agreement with any Holder which provides any rights or benefits to such Holder that are materially more favorable to such Holder than the rights and benefits in this Agreement (other than as contemplated by the Business Combination Agreement or any Ancillary Document, including any lock-up agreement with Jefferies or its affiliates providing for a lock-up period ending thirty (30) days after the Closing Date) and will not enter into any such side letter or agreement unless such rights and benefits are also offered to the other Holders. PubCo agrees that this Agreement shall not be amended or modified, and no terms or conditions thereof waived, in a manner that benefits any Holder, unless the terms of such amendment, modification or waiver are also offered to the other Holders.

7. Notwithstanding the other provisions set forth herein, PubCo’s board of directors may, in its sole discretion, determine to waive, amend, or repeal the restrictions set forth in Section 1 above, whether in whole or in part; provided, that any such waiver, amendment or repeal shall (i) not make such restrictions more restrictive or apply for a longer period of time, and (ii) apply to each Holder and to an equal proportionate share of the Lock-up Shares then held by each Holder.

8. This Agreement, together with the agreements referenced herein, sets forth the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein. No provision of this Agreement or any of the agreements referenced herein may be explained or qualified by any agreement, negotiations, understanding, discussion, conduct or course of conduct or by any trade usage. Except as otherwise expressly stated herein or in any of the agreements referenced herein, there is no condition precedent to the effectiveness of any provision hereof or thereof.

9. Sections 8.5 (Governing Law), 8.11 (Counterparts; Electronic Signatures), 8.13 (No Recourse), 8.15 (Waiver of Jury Trial), 8.16 (Submission to Jurisdiction) and 8.17 (Remedies) of the Business Combination Agreement are each hereby incorporated by reference into this Agreement as set forth herein (including any relevant definitions contained in any such sections), mutatis mutandis; provided that all references in such incorporated provisions to “the Company” shall be deemed to refer to PubCo, and all references to “TCGX” or the “TCGX Parties” shall be deemed to refer to PubCo.

10. This Agreement shall terminate on the expiration of the Lock-up Period; provided, that Section 12 shall survive such termination.

11. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect. Subject to Section 7, any provision of this Agreement may be amended, modified or waived only by a written instrument signed by PubCo and Holders holding a majority of the Lock-up Shares then subject to this Agreement; provided, that no such amendment, modification or waiver that adversely affects any Holder in a manner disproportionate to the other Holders shall be effective against such Holder without its, his or her prior written consent.

12. Effective as of, and conditioned upon the occurrence of, the Closing, the transfer restrictions set forth in the letter agreement, dated as of August 4, 2026, delivered to TCGX by the Sponsor and the other signatories thereto in connection with TCGX’s initial public offering (the “IPO Letter Agreement”) shall terminate. Jefferies hereby consents to such termination and waives any consent, notice or announcement requirement applicable thereto under the IPO Letter Agreement or the underwriting agreement, dated as of August 4, 2026, between TCGX and Jefferies. Jefferies is a party hereto solely for purposes of this Section 12, and no shares held by Jefferies or its affiliates shall constitute Lock-up Shares.

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IN WITNESS WHEREOF, each of the parties has duly executed this Lock-Up Agreement as of the date first set forth above.

PUBCO:

TRIGEMX BIO, INC.

By:	[Name]
Name:
Title:
Address for Notices:

SPONSOR:

TCGX SPONSOR, LLC

By:	[Name]
Name:
Title:
Address for Notices:

INDEPENDENT DIRECTOR HOLDERS:

By:
Name: Andrew Cheng
Title: Director
Address for Notices:

By:
Name: Ying Huang
Title: Director
Address for Notices:

By:
Name: Wei Lin
Title: Director
Address for Notices:

COMPANY EXISTING STOCKHOLDERS:

[Name]
[ • ]
Address for Notices:

[Name]
[ • ]
Address for Notices:

[Name]
[ • ]
Address for Notices:

[Name]
[ • ]
Address for Notices:

SOLELY FOR PURPOSES OF SECTION 12:

JEFFERIES LLC

By:	[Name]
Name:
Title: